Asset Backed Securities Portfolio Analysis

Fieldstone Mortgage Company

Mortgage Portfolio 2004-5

Pool Summary		North California		Classification	Total	Check
Total Issue Balance (USD)		% of State	24.05	Mortgage Type	242,172,787	x
Original Mortgage Pool Balance (USD)	242,176,960	WA FICO	655	Loan-to-Value	242,172,787	x
Current Mortgage Pool Balance (USD)	242,172,787	- Minimum FICO	526	FICO	242,172,787	x
Total Number of Loans	591	- Maximum FICO	788	Purpose	242,172,787	x
Average Loan Balance (USD)	409,768	WA LTV	82.87	Occupancy	242,172,787	x
1st lien (%age)	100.00	- Minimum LTV	59.97	Loan Balance	242,172,787	x
2nd lien (%age)	-	- Maximum LTV	95	Property Type	242,172,787	x
WA FICO	654	Highest Zip-Code Density (% of State)	3.42	Documentation Type	242,172,787	x
- Minimum FICO	502	Zip-Code with Highest Density	95758	Fixed Period	242,172,787	x
- Maximum FICO	804			Debt-to-Income Ratio	242,172,787	x
WA LTV	82%	South California		Geographic Distribution	242,172,787	x
- Minimum LTV	50%	% of State	75.95
- Maximum LTV	95%	WA FICO	656	Per Annum Fees
WA DTI	44%	Minimum FICO	502	Servicer Fees
- Minimum DTI	1%	Maximum FICO	804	Cost of Carry
- Maximum DTI	61%	WA LTV	81.33
WA Age (Months)	1	Minimum LTV	50
WA Remaining Term (Months)	359	Maximum LTV	95
Aquired Loans		Highest Zip-Code Density (% of State)	2.69
North California (% of Pool)	18.2%	Zip-Code with Highest Density	92563
South California (% of Pool)	57.4%

Mortgage Type	WA LTV	WA FICO	Balance
2/28 ARM	0%	-	-
2/28 ARM IO	82%	654	232,318,566
3/27 ARM	0%	-	-
3/27 ARM IO	78%	647	9,854,221

LTV	WA LTV	WA FICO	Balance
0.01-20.00	0%	-	-
20.01-25.00	0%	-	-
25.01-30.00	0%	-	-
30.01-35.00	0%	-	-
35.01-40.00	0%	-	-
40.01-45.00	0%	-	-
45.01-50.00	50%	656	335,000
50.01-55.00	53%	616	1,307,999
55.01-60.00	58%	635	2,858,200
60.01-65.00	63%	587	966,000
65.01-70.00	69%	617	10,721,900
70.01-75.00	74%	607	8,096,587
75.01-80.00	80%	668	112,610,177
80.01-85.00	85%	649	49,756,275
85.01-90.00	90%	643	51,770,571
90.01-95.00	95%	676	3,750,078
95.01-100.00	0%	-	-

FICO	WA LTV	WA FICO	Balance
321 - 340	0%	-	-
341 - 360	0%	-	-
361 - 380	0%	-	-
381 - 400	0%	-	-
401 - 420	0%	-	-
421 - 440	0%	-	-
441 - 460	0%	-	-
461 - 480	0%	-	-
481 - 500	0%	-	-
501 - 520	74%	509	1,176,000
521 - 540	79%	531	6,340,146
541 - 560	83%	553	11,205,248
561 - 580	83%	570	11,718,249
581 - 600	80%	591	10,073,733
601 - 620	78%	610	15,773,768
621 - 640	83%	631	33,187,417
641 - 660	82%	650	35,317,323
661 - 680	82%	671	39,860,752
681 - 700	82%	689	33,536,918
701 - 720	82%	710	17,892,991
721 - 740	82%	728	12,866,500
741 - 760	83%	750	7,321,671
761 - 780	83%	767	3,266,300
781 - 800	84%	792	1,741,600
801 - 820	87%	803	894,170
> 820	0%	-	-
Unknown	0%	-	-

LTV	MIG%	WA FICO	Balance with MIG
0.01-20.00	0%	0	0
20.01-25.00	0%	0	0
25.01-30.00	0%	0	0
30.01-35.00	0%	0	0
35.01-40.00	0%	0	0
40.01-45.00	0%	0	0
45.01-50.00	0%	656	0
50.01-55.00	0%	616	0
55.01-60.00	0%	635	0
60.01-65.00	0%	587	0
65.01-70.00	0%	617	0
70.01-75.00	0%	607	0
75.01-80.00	0%	668	0
80.01-85.00	0%	649	0
85.01-90.00	0%	643	0
90.01-95.00	0%	676	0
95.01-100.00	0%	0	0

Purpose	WA LTV	WA FICO	Balance
Purchase	82%	681	109,222,881
Cash-Out/Refinancing	82%	630	76,423,455
Refinancing	82%	635	56,526,450

Occupancy	WA LTV	WA FICO	Balance
Owner	82%	652	234,009,867
Investment	83%	703	7,417,920
2nd Home	75%	693	745,000

Loan Balance	WA LTV	WA FICO	Balance
<$200,000	82%	655	122,288,793
<$400,000	82%	650	110,358,907
<$600,000	0%	-	-
>=$600,000	80%	684	9,525,087

Property Type	WA LTV	WA FICO	Balance
Condominium	82%	661	16,230,552
Planned Unit Development	82%	651	46,820,568
Rowhouse	0%	-	-
Single Family Attached	79%	613	1,356,100
Single Family Detached	82%	654	176,294,566
Townhouse	85%	796	595,000
Two-to-Four Family	80%	708	876,000

Documentation Type	WA LTV	WA FICO	Balance
Full Documentation	82%	630	108,806,356
Stated Income Wage Earner	81%	686	68,100,279
Stated Income Self-Employed	80%	672	39,142,299
12 Month Bank Statements	84%	638	14,402,833
24 Month Bank Statements	84%	646	11,241,020
Limited Documentation	83%	631	480,000

Fixed Period (Months)	WA LTV	WA FICO	Balance
1	0%	-	-
3	0%	-	-
6	0%	-	-
12	0%	-	-
24	82%	654	232,318,566
36	78%	647	9,854,221
60	0%	-	-
84	0%	-	-
>=120	0%	-	-

DTI	WA LTV	WA FICO	Balance
0.01 - 5.00	74%	678	873,000
5.01 - 10.00	83%	690	989,170
10.01 - 15.00	90%	592	387,000
15.01 - 20.00	81%	624	2,358,250
20.01 - 25.00	82%	613	3,122,000
25.01 - 30.00	82%	655	4,625,619
30.01 - 35.00	80%	641	19,852,227
35.01 - 40.00	82%	658	25,226,339
40.01 - 45.00	81%	653	48,203,295
45.01 - 50.00	83%	661	102,315,509
50.01 - 55.00	82%	644	31,850,278
> 55.00	79%	625	2,370,100
Unknown	0%	-	-

Geographic Distribution	WA LTV	WA FICO	Balance
AK	0%	-	-
AL	0%	-	-
AR	0%	-	-
AS	0%	-	-
AZ	84%	620	6,450,631
CA	82%	656	182,889,523
CO	85%	653	5,705,026
CT	80%	656	491,200
CZ	0%	-	-
DC	80%	732	399,600
DE	0%	-	-
FL	78%	631	6,969,496
GA	81%	711	2,245,000
GU	0%	-	-
HI	0%	-	-
IA	0%	-	-
ID	0%	-	-
IL	83%	658	6,922,681
IN	0%	-	-
KS	0%	-	-
KY	0%	-	-
LA	0%	-	-
MA	81%	644	3,271,500
MD	83%	668	3,940,527
ME	0%	-	-
MI	88%	612	2,219,750
MN	80%	654	2,797,120
MO	85%	679	370,600
MS	77%	615	830,500
MT	0%	-	-
NC	79%	668	999,550
ND	0%	-	-
NE	0%	-	-
NH	80%	727	360,000
NJ	75%	654	844,000
NM	0%	-	-
NV	86%	653	2,282,660
NY	0%	-	-
OH	0%	-	-
OK	0%	-	-
OR	0%	-	-
OT	0%	-	-
PA	0%	-	-
PR	0%	-	-
RI	0%	-	-
SC	0%	-	-
SD	0%	-	-
TN	80%	635	340,000
TT	0%	-	-
TX	84%	718	805,000
UT	83%	656	1,208,453
VA	82%	652	5,261,650
VI	0%	-	-
VT	0%	-	-
WA	83%	618	4,568,320
WI	0%	-	-
WV	0%	-	-
WY	0%	-	-

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.